Investor Contact:
Vitacost.com
Kathleen Reed
Director of Investor Relations
561.982.4180

ICR, Inc.
John Mills
Senior Managing Director
310.954.1105

Vitacost.com Announces its Slate of Director Nominees for
Election by Stockholders at 2010 Annual Meeting

BOCA RATON, Fla., June 14, 2010 – Vitacost.com Inc. (NASDAQ: VITC), a leading online retailer and direct marketer of health and wellness products, today announced that its Annual Meeting of Stockholders will be held on Thursday, August 26, 2010.  The company also announced that its Board of Directors has nominated the following slate of seven directors for submission to the company’s stockholders for election at the 2010 annual meeting: Barbara R. Allen, Sheryle Bolton, Alan V. Gallantar, Stewart L. Gitler, Ira P. Kerker, Edwin J. Kozlowski, and Lawrence A. Pabst, M.D.

“We are excited to propose such a strong slate of directors, which includes several new, highly qualified and diverse nominees.  We believe their experience, successful track records and demonstrated corporate leadership will greatly benefit the company and its stockholders,” stated Ira P. Kerker, Chief Executive Officer.

“As we announced over six weeks ago, the company recognized that the Board needed compositional change and that we were conducting a comprehensive search to identify, interview and select the best candidates we could find.  We have now concluded this process and we are pleased to nominate four accomplished candidates, including two with experience in the health and wellness products industry,” said Mr. Kerker.

Ms. Allen, Ms. Bolton, Mr. Gallantar and Mr. Kozlowski have all notified the company in their consent to serve as directors that they will not serve on the Board of Directors if more than two of the nominees named by Great Hill Equity Partners IV, L.P. and its affiliates in its definitive consent solicitation statement filed with the SEC on May 25, 2010 are elected.

If the company’s director-nominees are elected at the 2010 annual meeting, they will continue to focus on improving operations, they intend to adopt and implement best corporate governance practices, and they will work to position the company for revenue growth and continued profitability.

Additional Information on the Nominees

Barbara R. Allen, 57, retired as President of Proactive Partners in September 2008, after three years with the company.  Ms. Allen was a former Partner with The Everest Group, a strategy and general management consulting firm, from 2003 through October 2005.  For 23 years, Ms. Allen held various executive management positions with The Quaker Oats Company including Executive Vice President, International Foods responsible for Quaker’s food business outside the United States; Vice President, Corporate Strategic Planning responsible for development of worldwide strategic plans and annual operating budgets;  President, Frozen Foods Division and Vice President Marketing.  Additionally, Ms. Allen served as President of the Corporate Supplier Division for Corporate Express and as CEO for the WUSA, the women’s pro-soccer league start-up.  Ms. Allen serves on the Board of Directors of RLI Corporation.  She is a former director for publicly traded companies Maytag Corporation, Lance, Inc., Tyson, and Chart House Enterprises as well as for Converse Inc. and Coty, Inc. serving on the audit and compensation committees.  Ms. Allen has a Bachelor of Science in Psychology from the University of Illinois-Champaign and a Master’s degree in Marketing and Finance from the University of Chicago.

Sheryle Bolton, 63, has advised U.S. and international technology companies on growth and funding strategies since 2007, and from 2002 to 2005.  From 2005 to 2007, Ms. Bolton was Chief Executive Officer of QUIXIT, Inc., an online brain fitness company, which was acquired in 2007. From 1996 to 2002, Ms. Bolton was Chairman and Chief Executive Officer of Scientific Learning Corporation (NASDAQ: SCIL), a health care and educational technology company, where she led a highly successful public offering.  Ms. Bolton has also had experience serving as a director on boards of public and private companies and mutual funds, including LiveDeal, Inc. (NASDAQ: LIVE) from 2008 to present, Bridge Capital Holdings (NASDAQ: BBNK) from 2007 to 2008 and 30 domestic and international Scudder-Kemper Mutual Funds, representing $60 billion of assets under management, from 1995 to 2001.  Earlier in her career, Ms. Bolton was President and Chief Operating Officer of Physicians’ Online, Inc.; a Vice President in Merrill Lynch’s investment banking division; Senior Executive at Rockefeller & Co. Global Asset Management; and Director of Strategy of HBO, Inc.   Ms. Bolton holds a Bachelor’s Degree in English and a Master’s Degree in Linguistics from the University of Georgia and an M.B.A. from Harvard Business School.

Alan V. Gallantar, CPA, 52, served as Chief Financial Officer of Ivivi Technologies, Inc., a publicly traded medical device corporation, from 2006 to 2009.  From 2004 until 2006, Mr. Gallantar served as an executive consultant to a variety of clients, providing management consulting and chief financial officer services.  From 1999 until 2004, Mr. Gallantar served as Chief Financial Officer of Advanced Viral Research Corp., a publicly traded biotech corporation.  Mr. Gallantar served as Treasurer and Controller of AMBI, Inc. (currently Nutrition 21, Inc.), a publicly traded nutraceutical corporation, from 1998 to 1999, and as Senior Vice President and Chief Financial Officer of Bradley Pharmaceuticals, Inc., a publicly traded pharmaceutical distributor, from 1992 to 1997.  Mr. Gallantar also served in senior financial positions at PaineWebber Incorporated (currently UBS), Chase Bank (currently JPMorgan Chase), Phillip Morris, Inc. (currently Altria Group) and Deloitte & Touche LLP.  Mr. Gallantar is a Certified Public Accountant and received a B.A. in accounting from Queens College in 1979.

Edwin J. Kozlowski, 61, has served on the Board of Directors of Help A Child since 2005 and as the Chairman of the board since 2006.  Mr. Kozlowski served as Executive Vice President and Chief Operating Officer of Retail Ventures, Inc. from 2001 to 2004 and as Senior Vice President and Chief Financial Officer-Chief Operating Officer of DSW in 2001.  Prior to joining Retail Ventures, Inc., Mr. Kozlowski served as Executive Vice President and Chief Financial Officer of General Nutrition Companies, Inc. from 1990 to 2000.  From 1978 to 1990, Mr. Kozlowski held various management positions within General Nutrition Companies, Inc.  Mr. Kozlowski also served in senior financial positions at H.K. Porter Company and Arthur Young, LLP.  Mr. Kozlowski was an officer with the United States Secret Service and served in the United State Army.  Mr. Kozlowski received a B.S. in accounting from Robert Morris University in 1975.

Ira P. Kerker, 47, was appointed Chief Executive Officer and Director of Vitacost.com in January 2007.  From February 2005 through January 2007, Mr. Kerker served as the company’s General Counsel where he acted as a member of the executive management team.  From December 2003 through February 2005, Mr. Kerker performed legal services, on a contract basis, for Fireman’s Fund Insurance and USAA Insurance.  From September 1995 to September 2004, Mr. Kerker was a financial representative of MetLife/New England Financial.  From 2001 through September 2003, Mr. Kerker was a financial representative and Managing Partner of MetLife/New England Financial.  Mr. Kerker received a B.S. in Business Administration from the University of Florida and his J.D. from Whittier College School of Law.

Stewart L. Gitler, 51, has served as a Director of Vitacost.com since September 2008 and was appointed Chairman of the Board in June 2009.  Mr. Gitler has over 25 years legal experience in handling intellectual property matters on both a national and international level at Hoffman, Wasson & Gitler, P.C., where he has served as managing partner since 2000.  Mr. Gitler concentrates on matters concerning patents, trademarks and copyrights.  Since 2008, Mr. Gitler has also served as General Counsel to Charge Anywhere, LLC, an electronic payment solutions provider.  Mr. Gitler is registered to practice before the U.S. Patent and Trademark Office.  Mr. Gitler has a BChE in Chemical Engineering from The Cooper Union for the Advancement of Science and Art and a J.D. from Hofstra University Law School.  He is a member of the State of New York, Commonwealth of Virginia and District of Columbia Bars.

Lawrence A. Pabst, M.D., 59, has served as a Director of Vitacost.com since April 2007.  Dr. Pabst is also a member of the company’s scientific advisory board.  Dr. Pabst developed an orthopedic group practice and associated entities in Galion, Ohio from 1979 to January 2008, when the practice was merged with Galion Community Hospital.  Dr. Pabst continues to be affiliated with Galion Community Hospital, where he served as the Chief of Staff in 1985 and 1995.  Dr. Pabst is also an owner, together with other partners, of three Wendy’s restaurant franchises and real estate related to such franchises.  From 1983 to 2007, Dr. Pabst was a controlling owner of PN Investments, a privately held real estate development company.  Dr. Pabst is board certified by the American Academy of Orthopedic Surgeons.  Dr. Pabst attended the University of Michigan and received his M.D. from The Ohio State University College of Medicine.

About Vitacost.com Inc.

Vitacost.com Inc. (Symbol: VITC) is a leading online retailer and direct marketer of health and wellness products, including dietary supplements such as vitamins, minerals, herbs or other botanicals, amino acids and metabolites, as well as cosmetics, organic body and personal care products, sports nutrition and health foods.  Vitacost.com Inc. sells these products directly to consumers through its website, www.vitacost.com, as well as through its catalogs.  Vitacost.com Inc. strives to offer its customers the broadest product selection of healthy living products, while providing superior customer service and timely and accurate delivery.

Additional Information and Where to Find It

In connection with Vitacost.com Inc.’s solicitation of proxies for use at the company’s 2010 Annual Meeting of Stockholders, the company intends to file a proxy statement (and related proxy materials) on Schedule 14A with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders its proxy statement (and related proxy materials).  INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VITACOST.COM INC. AND THE 2010 ANNUAL MEETING OF STOCKHOLDERS.  The definitive proxy statement (when it becomes available) will be mailed to Vitacost.com Inc. stockholders.  Investors and stockholders may obtain a free copy of these documents (when available) and other documents filed by Vitacost.com Inc. at the SEC’s website at www.sec.gov and at the Investor Relations section of the company’s website at www.vitacost.com.  The definitive proxy statement and such other documents may also be obtained for free from Vitacost.com Inc. by directing such request to Vitacost.com Inc., Attention: Kathleen Reed, 5400 Broken Sound Blvd., NW, Suite 500, Boca Raton, Florida 33487, Telephone: 561-982-4180.

Vitacost.com Inc. and its directors, director-nominees and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the 2010 Annual Meeting of Stockholders.  Information about Vitacost.com Inc.’s directors, director-nominees and executive officers will be set forth in Vitacost.com Inc.’s proxy statement on Schedule 14A which the company intends to file with the SEC and furnish to its stockholders.

Forward-Looking Statements

Except for historical information contained herein, the statements in this release are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements made herein, which include beliefs concerning new nominees to our Board of Directors and continuing service of existing board members, involve known and unknown risks and uncertainties, which may cause Vitacost.com Inc.’s actual results in current or future periods to differ materially from future results.  Those risks and uncertainties include, among other things, the current global economic downturn or recession; difficulty expanding its manufacturing and distribution facilities; significant competition in its industry; unfavorable publicity or consumer perception of its products on the Internet; the incurrence of material product liability and product recall costs; inability to defend intellectual property claims; costs of compliance and its failure to comply with government regulations; its failure to keep pace with the demands of customers for new products; disruptions in its manufacturing system, including information technology systems, or losses of manufacturing certifications; and the lack of long-term experience with human consumption of some of its products with innovative ingredients.  Those and other risks are more fully described in Vitacost.com Inc.’s filings with the SEC, including the Registration Statement on Form S-1, as amended, filed in connection with the company’s initial public offering as well as the company’s Form 10-K filed for the full year ended December 31, 2009.